CUSIP No. 67612W108



                        AGREEMENT CONCERNING JOINT FILING
                       OF AMENDMENT NO. 5 TO SCHEDULE 13D

          The undersigned agree as follows:

          (i) each of them is individually eligible to use Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

          (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

          Dated: February 28, 2006

                                    V. PREM WATSA


                                    /s/ V. Prem Watsa
                                    --------------------------------------------



                                    1109519 ONTARIO LIMITED


                                    By: /s/ V. Prem Watsa
                                        ----------------------------------------
                                        Name:  V. Prem Watsa
                                        Title: President



                                    THE SIXTY TWO INVESTMENT
                                    COMPANY LIMITED


                                    By: /s/ V. Prem Watsa
                                        ----------------------------------------
                                        Name:  V. Prem Watsa
                                        Title: President



                                    810679 ONTARIO LIMITED


                                    By: /s/ V. Prem Watsa
                                        ----------------------------------------
                                        Name:  V. Prem Watsa
                                        Title: President

                             Joint Filing Agreement

                                    FAIRFAX FINANCIAL HOLDINGS LIMITED


                                    By: /s/ Eric P. Salsberg
                                        ----------------------------------------
                                        Name:  Eric P. Salsberg
                                        Title: Vice President, Corporate Affairs



                                    FFHL GROUP LTD.


                                    By: /s/ Eric P. Salsberg
                                        ----------------------------------------
                                        Name:  Eric P. Salsberg
                                        Title: Vice President



                                    FAIRFAX INC.


                                    By: /s/ Eric P. Salsberg
                                        ----------------------------------------
                                        Name:  Eric P. Salsberg
                                        Title: Vice President



                                    FAIRFAX FINANCIAL (US) LLC.


                                    By: /s/ John K. Cassil
                                        ----------------------------------------
                                        Name:  John K. Cassil
                                        Title: President and Manager



                                    TIG HOLDINGS, INC.


                                    By: /s/ R. Scott Donovan
                                        ----------------------------------------
                                        Name:  R. Scott Donovan
                                        Title: President

                             Joint Filing Agreement

                                    TIG INSURANCE GROUP, INC.


                                    By: /s/ R. Scott Donovan
                                        ----------------------------------------
                                        Name:  R. Scott Donovan
                                        Title: President



                                    TIG INSURANCE COMPANY


                                    By: /s/ R. Scott Donovan
                                        ----------------------------------------
                                        Name:  R. Scott Donovan
                                        Title: President



                                    ORH HOLDINGS INC.


                                    By: /s/ Eric P. Salsberg
                                        ----------------------------------------
                                        Name:  Eric P. Salsberg
                                        Title: Vice President



                                    UNITED STATES FIRE INSURANCE
                                    COMPANY


                                    By: /s/ Carol Ann Soos
                                        ----------------------------------------
                                        Name:  Carol Ann Soos
                                        Title: Vice President

                             Joint Filing Agreement